                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 26
Dividend Reinvestment Plan....................... 32

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

January 20, 2000

Dear Shareholder:

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III             /s/ Dennis J. McDonnell
Richard F. Powers, III                 Dennis J. McDonnell
Chairman                               President
Van Kampen Investment Advisory         Van Kampen Investment Advisory
Corp.                                  Corp.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
                                    [GRAPH]

97Q3                                                                               4
97Q4                                                                             3.10
98Q1                                                                             6.70
98Q2                                                                             2.10
98Q3                                                                             3.80
98Q4                                                                             5.90
99Q1                                                                             3.70
99Q2                                                                             1.90
99Q3                                                                             5.70
99Q4                                                                             5.80

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                       VAN KAMPEN MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VMT)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........  (17.92)%
Six-month total return based on NAV(2)....................   (4.79)%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3)........     7.87%
Taxable-equivalent distribution rate as a % of closing
stock price(4)............................................    12.30%

 SHARE VALUATIONS

Net asset value...........................................   $  8.80
Closing common stock price................................   $ 7.625
Six-month high common stock price (07/02/99)..............   $9.8125
Six-month low common stock price (12/14/99)...............   $7.3750
Preferred share (Series A) rate(5)........................    4.150%
Preferred share (Series B) rate(5)........................    4.200%
Preferred share (Series C) rate(5)........................    3.850%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                       VAN KAMPEN MUNICIPAL INCOME TRUST

We recently spoke with representatives of the adviser of the Van Kampen Municipal Income Trust about the key events and economic forces that shaped the markets during the past six months. David C. Johnson, portfolio manager, has managed the Trust since 1989 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the six months ended December 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE

      REPORTING PERIOD?

   A The second half of 1999 proved to be very difficult for bonds, with prices declining dramatically as interest rates rose and inflation fears resurfaced. In addition to the negative effects of the Fed's interest-rate increases, the nation's strong economic growth continued to fuel concerns about inflation and future rate hikes. Together with low institutional demand for municipal bonds during the period, these conditions hurt municipals more than most taxable bonds (although municipals modestly outperformed long-term U.S. Treasury bonds). The bonds in the Trust's portfolio suffered price declines along with the rest of the municipal market.
    Conditions were particularly difficult for closed-end funds toward the end of the year, as many investors sold shares at a loss for tax purposes. In fact, the average closed-end municipal fund fell 20 percent in price during the year.

   Q  HOW DID THIS ENVIRONMENT AFFECT MUNICIPAL BOND SUPPLY?

   A The interest-rate increases essentially suppressed municipal bond supply, bringing nationwide supply down more than 20 percent in 1999 compared with 1998. New issuance was down less than one percent for the year, but the amount of bonds issued through refinancing fell more than 50 percent in 1999. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN

      THESE CONDITIONS?

   A Many of the Trust's more seasoned holdings were nearing their call dates, so we took advantage of higher interest rates in the municipal market to replace these bonds with new issues. These new bonds with longer maturity dates allowed us to extend the Trust's protection from bond calls and provided attractive coupon rates. Because bond prices had declined during the period, we were also able to enhance the Trust's tax management by selling these and other holdings at a capital loss. Using this strategy, we offset some of the gains we earned early in 1999 to avoid the need to distribute taxable capital gains to shareholders this year.

    By purchasing longer-maturity bonds, we also increased the portfolio's duration, or sensitivity to interest-rate changes. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A We focused on increasing the Trust's income stream to help offset the loss of income from higher-yielding bonds that were called or sold from the portfolio. In our search for the most attractive-yielding issues that met our criteria, we found value in the lower-rated investment-grade credit quality range, as well as bonds in the long-term care and industrial revenue sectors. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the negative effects of the Trust's longer duration. In addition, the Trust's leverage component hurt its performance during the period. Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases we experienced during the reporting period. For the six-month period ended December 31, 1999, the Trust returned -17.92 percent(1) based on market price. This reflects a decrease in market price from $9.625 per share on June 30, 1999, to $7.625 per share on December 31, 1999.
    The Trust continued to provide shareholders with an attractive dividend, although the dividend rate was decreased in November. The adjustment resulted from the call of older, higher-yielding bonds that had been purchased when interest rates were much higher than they are now. Although interest rates have increased in recent months, they have not increased enough for the income from the new bonds to compensate for the loss of income from the older bonds. The monthly dividend of $0.05 per share translates to a distribution rate of 7.87 percent(3) based on the Trust's closing market price on December 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 12.3 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future results.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A We believe that the economy should eventually slow from this record-breaking pace, although the Federal Reserve may have to take significant action in the next several months to slow the rate of economic growth. However, we think that the municipal market is poised for a recovery later in 2000 if interest rates reverse their course, and that municipals--especially closed-end municipal funds--currently represent an excellent value in the marketplace.
    With year 2000 computer concerns and the wave of tax-loss selling behind us, market activity should pick up early in the new year. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for opportunities throughout the coming months.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

LEVERAGE: A process employed by the Trust that involves borrowing money at short-term interest rates by issuing preferred shares. The proceeds are then invested in longer-term bonds, which typically pay higher rates. The difference between the long-term rates earned by the Trust and the short-term rates paid on the preferred shares is passed along to shareholders in the Trust's dividend. Common shareholders typically benefit from leverage when short-term interest rates decline. However, a rise in short-term rates would have a negative effect by raising the Trust's borrowing costs and possibly affecting the dividend and price of common shares.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN MUNICIPAL INCOME TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
[GRAPH]

                                                                     DECEMBER 31, 1999                    JUNE 30, 1999
                                                                     -----------------                    -------------
General Purpose                                                               18                               20.2
Health Care                                                                 12.5                               12.3
Transportation                                                               7.9                                7.5
Public Education                                                             7.6                                  9
Airport                                                                      6.2                                8.8

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
DECEMBER 1989 THROUGH DECEMBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Dec 1989                                                                   9.1250                             9.7200
                                                                           9.3750                             9.5800
                                                                           9.3750                             9.6100
                                                                           9.2500                             9.5600
                                                                           9.3750                             9.3300
                                                                           9.2500                             9.4300
                                                                           9.2500                             9.5300
                                                                           9.5000                             9.6600
                                                                           9.2500                             9.4000
                                                                           9.0000                             9.3100
                                                                           8.8750                             9.3600
                                                                           9.2500                             9.5600
Dec 1990                                                                   9.6250                             9.6200
                                                                           9.6250                             9.6100
                                                                          10.0000                             9.7000
                                                                          10.0000                             9.6400
                                                                          10.0000                             9.7400
                                                                          10.1250                             9.8300
                                                                          10.1250                             9.8100
                                                                          10.3750                             9.9200
                                                                          10.3750                             9.9700
                                                                          10.6250                            10.1100
                                                                          10.5000                            10.1300
                                                                          10.5000                            10.1300
Dec 1991                                                                  10.7500                            10.2400
                                                                          11.1250                            10.2000
                                                                          10.7500                            10.2200
                                                                          10.8750                            10.1800
                                                                          11.1250                            10.2500
                                                                          11.1250                            10.4500
                                                                          11.3750                            10.6900
                                                                          11.8750                            11.3700
                                                                          11.7500                            10.9900
                                                                          11.5000                            10.9700
                                                                          10.7500                            10.6800
                                                                          11.3750                            10.7100
Dec 1992                                                                  12.0000                            10.6500
                                                                          12.0000                            10.6900
                                                                          12.3750                            11.0900
                                                                          11.6250                            11.0900
                                                                          11.7500                            11.0900
                                                                          11.8750                            11.0900
                                                                          12.0000                            11.1300
                                                                          12.2500                            11.0900
                                                                          12.6250                            11.2100
                                                                          12.3750                            11.3700
                                                                          12.2500                            11.3100
                                                                          11.7500                            11.0400
Dec 1993                                                                  11.7500                            11.1700
                                                                          12.2500                            11.2700
                                                                          11.7500                            10.8000
                                                                          10.7500                             9.9300
                                                                          11.1250                             9.9100
                                                                          11.0000                             9.9700
                                                                          11.1250                             9.9200
                                                                          11.2500                            10.0000
                                                                          11.0000                            10.0200
                                                                          10.2500                             9.8200
                                                                          10.0000                             9.5000
                                                                          10.1250                             9.1000
Dec 1994                                                                   9.7500                             9.3400
                                                                          10.6250                             9.6100
                                                                          11.2500                             9.9000
                                                                          11.0000                             9.9000
                                                                          11.0000                             9.7700
                                                                          11.0000                             9.9400
                                                                          11.1250                             9.7600
                                                                          11.2500                             9.7600
                                                                          11.1250                             9.8500
                                                                          10.7500                             9.8600
                                                                          10.5000                             9.9800
                                                                          10.5000                            10.1600
Dec 1995                                                                  10.5000                            10.2400
                                                                          11.0000                            10.2600
                                                                          11.0000                            10.1600
                                                                          10.3750                             9.8800
                                                                          10.1250                             9.7600
                                                                          10.0000                             9.7200
                                                                           9.8750                             9.7600
                                                                          10.1250                             9.8400
                                                                          10.3750                             9.7700
                                                                          10.2500                             9.9000
                                                                          10.2500                             9.9700
                                                                          10.3750                            10.1200
Dec 1996                                                                  10.3750                            10.0000
                                                                          10.3750                             9.9600
                                                                          10.3750                            10.0400
                                                                          10.1250                             9.8100
                                                                          10.6250                             9.8900
                                                                          10.6250                             9.9900
                                                                          10.8750                            10.0100
                                                                          11.0625                            10.3800
                                                                          11.0000                            10.0900
                                                                          11.0000                            10.1800
                                                                          10.9370                            10.2300
                                                                          11.8700                            10.2000
Dec 1997                                                                  10.8120                            10.3500
                                                                          11.1250                            10.4200
                                                                          11.0620                            10.3700
                                                                          10.3120                            10.3200
                                                                          10.2500                            10.1400
                                                                          10.4370                            10.2800
                                                                          10.8750                            10.2600
                                                                          10.8125                            10.2300
                                                                          10.7500                            10.4400
                                                                          11.0000                            10.5700
                                                                          11.1250                            10.4300
                                                                          11.3750                            10.4100
Dec 1998                                                                  10.8125                            10.3800
                                                                          10.6250                            10.4300
                                                                          10.8750                            10.2000
                                                                          10.6875                            10.1300
                                                                          10.5000                            10.1100
                                                                          10.3750                             9.9200
                                                                           9.6250                             9.5600
                                                                           9.5000                             9.5200
                                                                           9.0620                             9.2400
                                                                           8.8750                             9.1500
                                                                           8.2500                             8.9000
                                                                           7.9375                             8.9800
Dec 1999                                                                   7.6250                             8.8000

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                       VAN KAMPEN MUNICIPAL INCOME TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1999
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NON-RATED
                                     -------              -----                ---               -------            ---------
As of December 31, 1999               58.40               4.20                12.60               22.40               2.40

AS OF JUNE 30, 1999
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NON-RATED
                                     -------              -----                ---               -------            ---------
As of June 30, 1999                   63.80               3.80                10.40               20.00               2.00

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY
FOR THE PERIOD ENDED DECEMBER 31, 1999

[BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
Jul 1999                                                                         0.052
Aug 1999                                                                         0.052
Sep 1999                                                                         0.052
Oct 1999                                                                         0.052
Nov 1999                                                                         0.050
Dec 1999                                                                         0.050

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS 102.3%
          ALABAMA  0.4%
$   500   Alabama St Indl Dev Auth Solid Waste
          Disp Rev Pine City Fiber Co (b)......   6.450%     12/01/23    $    471,840
  1,500   Lauderdale Cnty & Florence, AL
          Hlthcare Auth Rev (MBIA Insd)........   5.250      07/01/19       1,337,700
                                                                         ------------
                                                                            1,809,540
                                                                         ------------
          ARKANSAS  0.3%
  1,000   Conway, AR Hosp Rev Conway Regl
          Hosp Rfdg............................   8.375      07/01/11       1,040,190
                                                                         ------------
          CALIFORNIA  5.9%
  1,755   California Hsg Fin Agy Rev Homeowner
          Mtg
          Ser D................................  *           08/01/20         356,528
  5,000   Contra Costa, CA Home Mtg Fin Auth
          Home Mtg Rev (MBIA Insd).............  *           09/01/17       1,754,950
  2,000   Duarte, CA Ctfs Partn Ser A..........   5.250      04/01/19       1,666,920
  1,500   Duarte, CA Ctfs Partn Ser A..........   5.250      04/01/24       1,210,365
 30,535   Foothill/Eastern Corridor Agy CA Toll
          Rd
          Rev Rfdg.............................  *           01/15/34       3,266,940
 10,000   Foothill/Eastern Corridor Agy CA Toll
          Rd
          Rev Rfdg.............................  *           01/15/38         819,800
 15,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Rfdg...............  *           01/15/30       2,105,250
  3,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Conv Cap Apprec Rfdg..........  *           01/15/27       1,514,940
  6,075   Orange Cnty, CA Recovery Ctfs Ser A
          Rfdg (MBIA Insd) (b).................   6.000      06/01/09       6,494,054
 11,120   San Diego, CA Unified Sch Dist Cap
          Apprec Ser A (FGIC Insd).............  *           07/01/23       2,645,114
  3,000   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A
          (MBIA Insd)..........................  *           01/15/34         363,810
 22,445   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Cap Apprec Ser A
          (MBIA Insd)..........................  *           01/15/35       2,555,812
                                                                         ------------
                                                                           24,754,483
                                                                         ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          COLORADO  7.6%
$ 1,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................   6.950%     08/31/20    $  1,124,090
  1,500   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B (Prerefunded
          @ 08/31/05)..........................   7.000      08/31/26       1,689,495
  1,015   Colorado Edl And Cultural Fac Auth
          Rev Charter Sch Jefferson Academy....   6.500      06/01/15         994,355
  1,535   Colorado Edl And Cultural Fac Auth
          Rev Charter Sch Jefferson Academy....   6.700      06/01/25       1,495,996
  1,825   Denver, CO City & Cnty Arpt Rev Ser
          A....................................   8.500      11/15/07       1,914,097
 11,330   Denver, CO City & Cnty Arpt Rev Ser A
          (b)..................................   8.250      11/15/12      11,831,806
  4,410   Denver, CO City & Cnty Arpt Rev Ser A
          (b)..................................   8.750      11/15/23       4,750,805
  1,070   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00) (b).........   8.250      11/15/12       1,128,379
  1,590   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).............   8.750      11/15/23       1,736,678
  3,000   Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg.........   7.500      12/01/11       3,146,280
  1,850   Montrose Cnty, CO Ctfs Partn.........   6.350      06/15/06       1,929,735
                                                                         ------------
                                                                           31,741,714
                                                                         ------------
          CONNECTICUT  0.7%
  3,100   Stamford, CT Hsg Auth Multi-Family
          Rev Fairfield Apts Proj Rfdg.........   4.750      12/01/28       2,867,562
                                                                         ------------
          DISTRICT OF COLUMBIA  1.0%
    550   Dist of Columbia Ctfs Partn..........   6.875      01/01/03         559,691
  2,775   Dist of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (MBIA Insd)
          (b)..................................   5.250      08/15/12       2,728,352
  1,000   Dist of Columbia Rev Gonzaga College
          High Sch (FSA Insd)..................   5.375      07/01/29         882,180
                                                                         ------------
                                                                            4,170,223
                                                                         ------------
          FLORIDA  2.9%
  1,000   Bartow, FL Wtr & Swr Sys Rev (FGIC
          Insd)................................   5.125      10/01/29         869,890
  4,660   Florida St Brd Edl Cap Outlay Pub Ed
          Ser A Rfdg (Prerefunded @
          06/01/00)............................  *           06/01/15       1,600,570

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 3,500   Gulf Breeze, FL Rev Cap Fdg Ser B
          (MBIA Insd)..........................   4.500%     10/01/27    $  2,710,610
  4,000   Sarasota Cnty, FL Pub Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A
          (Embedded Cap)
          (MBIA Insd)..........................  *           10/01/21       3,744,360
  3,500   Tampa, FL Hosp Rev Cap Impt H Lee
          Moffitt
          Ser A................................   5.750      07/01/29       3,125,955
                                                                         ------------
                                                                           12,051,385
                                                                         ------------
          GEORGIA  9.0%
  5,866   Fulton Cnty, GA Lease Rev (b)........   7.250      06/15/10       6,476,078
 25,000   Georgia Local Gov Ctfs Partn Grantor
          Trust Ser A (MBIA Insd) (b)..........   4.750      06/01/28      20,262,750
  2,635   Georgia Muni Elec Auth Pwr Rev Ser A
          (MBIA Insd) (b)......................   6.500      01/01/20       2,814,391
  3,000   Georgia Muni Elec Auth Pwr Rev Ser B
          (FGIC
          Insd) (b)............................   6.250      01/01/17       3,146,370
  2,000   Georgia Muni Elec Auth Pwr Rev Ser Z
          Rfdg (MBIA Insd) (b).................   5.500      01/01/20       1,910,180
    800   Royston, GA Hosp Auth Hosp Rev Ty
          Cobb Hlthcare Sys, Inc...............   6.700      07/01/16         766,568
  2,500   Royston, GA Hosp Auth Hosp Rev Ty
          Cobb Hlthcare Sys, Inc...............   6.500      07/01/27       2,321,175
                                                                         ------------
                                                                           37,697,512
                                                                         ------------
          HAWAII  0.3%
  2,480   Honolulu, HI City & Cnty Wastewtr Sys
          Rev
          (FGIC Insd)..........................  *           07/01/13       1,119,398
                                                                         ------------
          ILLINOIS  15.7%
 49,000   Chicago, IL Brd Edl Cap Apprec Sch
          Reform B-1 (FGIC Insd)...............  *           12/01/27       8,285,410
  9,000   Chicago, IL Brd Edl Chicago Sch
          Reform Ser A (AMBAC Insd)............   5.250      12/01/27       7,833,780
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84A
          (b)..................................   8.850      05/01/18      14,396,021
  2,585   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84B
          (b)..................................   8.850      05/01/18       2,727,278

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,895   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)....................  *           01/01/07    $  3,387,193
  1,000   Chicago, IL Ser B Rfdg (AMBAC Insd)
          (b)..................................   5.125%     01/01/15         933,940
  1,335   Illinois Dev Fin Auth Rev Bradley
          Univ Proj (AMBAC Insd)...............   5.375      08/01/24       1,197,655
  2,000   Illinois Edl Fac Auth Rev Lewis
          Univ.................................   6.125      10/01/26       1,860,360
  1,380   Illinois Hlth Fac Auth Rev Glenoaks
          Med
          Cent Ser D...........................   9.500      11/15/15       1,471,108
  1,275   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D (Prerefunded @
          11/15/00)............................   9.500      11/15/15       1,358,283
    540   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent
          Ser E................................   9.500      11/15/19         575,651
  1,310   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser E (Prerefunded @
          11/15/00)............................   9.500      11/15/19       1,389,714
  1,000   Illinois Hlth Fac Auth Rev Lutheran
          Social Svcs Proj Ser A (Prerefunded @
          08/01/00) (LOC: Bank of Japan) (b)...   7.650      08/01/20       1,039,870
  3,205   Illinois Hlth Fac Auth Rev OSF
          Hlthcare Sys
          Rfdg (b).............................   6.000      11/15/23       2,973,375
 45,775   Illinois Hsg Dev Auth Multi-Family
          Hsg Ser A............................  *           07/01/27       5,737,896
  1,250   Sangamon Cnty, IL Ctfs Partn.........  10.000      12/01/06       1,591,988
  3,750   Will Cnty, IL Cmnty Sch Dist No 161
          Summit Hill (FGIC Insd)..............  *           01/01/15       1,527,075
  4,295   Will Cnty, IL Cmnty Sch Dist No 161
          Summit Hill (FGIC Insd)..............  *           01/01/17       1,523,651
  6,500   Will Cnty, IL Cmnty Sch Dist No 365
          (FSA Insd)...........................  *           11/01/17       2,191,670
  7,455   Will Cnty, IL Fst Presv Dist Ser B
          (FGIC Insd)..........................  *           12/01/12       3,571,169
                                                                         ------------
                                                                           65,573,085
                                                                         ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          INDIANA  3.1%
$ 1,370   Indiana Hlth Fac Fin Auth Hosp Rev
          Bartholomew Cnty Hosp Proj
          (Prerefunded @ 08/15/00) (FSA Insd)
          (b)..................................   7.750%     08/15/20    $  1,427,581
  1,565   Indiana St Edl Fac Auth Rev Univ
          Evansville Proj (Prerefunded @
          11/01/00) (b)........................   8.125      11/01/10       1,647,100
 12,705   St Joseph Cnty, IN Hosp Auth Hlth Sys
          Rev Ser A (MBIA Insd)................   4.625      08/15/28       9,662,661
                                                                         ------------
                                                                           12,737,342
                                                                         ------------
          KENTUCKY  0.6%
  2,190   Kenton Cnty, KY Arpt Brd Rev
          Cincinnati/Northn KY Intl Arpt Ser A
          Rfdg (MBIA Insd) (b).................   6.250      03/01/09       2,331,627
                                                                         ------------
          LOUISIANA  2.3%
    851   Lafayette, LA Pub Fin Auth Single
          Family Mtg Rev Ser A Rfdg............   8.500      11/15/12         861,912
  1,250   New Orleans, LA Hsg Dev Corp
          Multi-Family Rev Hsg Southwood Patio
          Ser A (FNMA Collateralized)..........   7.700      02/01/22       1,319,000
  7,500   St Charles Parish, LA Pollutn Ctl Rev
          Energy LA Inc Proj Ser C Rfdg........   5.350      10/01/29       7,474,725
                                                                         ------------
                                                                            9,655,637
                                                                         ------------
          MARYLAND  1.4%
  2,180   Baltimore, MD Cap Apprec Ser A (FGIC
          Insd)................................  *           10/15/09       1,263,114
  2,470   Baltimore, MD Cap Apprec Ser A
          (Prerefunded @ 10/15/05) (FGIC
          Insd)................................  *           10/15/09       1,452,311
  2,500   Maryland St Econ Dev Corp Student Hsg
          Rev..................................   6.000      06/01/30       2,235,425
  1,000   Maryland St Econ Dev Corp Student Hsg
          Rev Collegiate Hsg Towson Ser A......   5.750      06/01/29         879,700
                                                                         ------------
                                                                            5,830,549
                                                                         ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MASSACHUSETTS  2.0%
$ 2,440   Massachusetts St Hlth & Edl Fac Auth
          Rev Farmingham Union Hosp Ser B
          (Prerefunded @ 07/01/00).............   8.500%     07/01/10    $  2,528,840
  1,000   Massachusetts St Indl Fin Agy Rev
          Higher Edl Hampshire College Proj....   5.625      10/01/12         943,840
  5,000   Massachusetts St Wtr Pollutn
          Abatement Trust Wtr Pollutn Abatement
          Rev..................................   5.750      08/01/29       4,771,150
                                                                         ------------
                                                                            8,243,830
                                                                         ------------
          MICHIGAN  2.2%
  1,180   Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Ctr.............   5.750      05/15/18       1,013,467
  4,150   Michigan St Hosp Fin Auth Rev Hosp
          Battle Creek Hosp Ser G Rfdg.........   9.500      11/15/15       4,418,464
  1,915   Michigan St Hosp Fin Auth Rev Hosp
          Bay Med Cent Ser A Rfdg (Crossover
          Rfdg @
          07/01/00) (b)........................   8.250      07/01/12       1,989,666
  2,000   Michigan St Hosp Fin Auth Rev Hosp
          Hackley Hosp Ser A Rfdg..............   5.000      05/01/18       1,612,320
                                                                         ------------
                                                                            9,033,916
                                                                         ------------
          MINNESOTA  0.2%
  1,000   Southern MN Muni Pwr Agy Pwr Supply
          Sys Rev Ser A Rfdg (MBIA Insd).......   4.750      01/01/16         853,720
                                                                         ------------
          MISSISSIPPI  0.4%
  1,500   Mississippi Hosp Equip & Fac MS
          Baptist Med Cent Rfdg (MBIA Insd)
          (b)..................................   6.000      05/01/13       1,525,185
                                                                         ------------
          MISSOURI  0.7%
  2,735   Missouri St Hsg Dev Cmnty Mtg Rev Ser
          B Rfdg (FHA Gtd) (b).................   7.000      09/01/10       2,793,803
                                                                         ------------
          NEBRASKA  0.8%
  3,235   Nebraska Invt Fin Single Family Mtg
          Rev Pgm B (Inverse Fltg) (GNMA Insd)
          (b)..................................   9.868      01/27/00       3,380,575
                                                                         ------------
          NEW HAMPSHIRE  0.5%
  2,340   New Hampshire St Bus Fin Auth Pollutn
          Ctl Rev..............................   5.875      10/01/33       2,064,465
                                                                         ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          NEW JERSEY  0.9%
$   880   New Jersey Hlthcare Fac Fin Auth Rev
          (a)..................................   6.500%     07/01/04    $    879,930
    940   New Jersey Hlthcare Fac Fin Auth Rev
          (a)..................................   6.500      07/01/05         937,349
  2,095   New Jersey St Tran Trust Fund Auth
          Tran Sys
          Ser A................................   5.750      06/15/17       2,093,785
                                                                         ------------
                                                                            3,911,064
                                                                         ------------
          NEW YORK  9.2%
  7,000   New York City Ser A (b)..............   7.000      08/01/04       7,546,840
  4,500   New York City Ser B (AMBAC Insd)
          (b)..................................   7.250      08/15/07       5,099,805
  1,885   New York City Ser C (b)..............   7.000      08/15/08       1,948,845
  1,915   New York City Ser C (Prerefunded
          @ 08/15/01)..........................   7.000      08/15/08       1,989,723
  6,930   New York City Tran Auth Tran Fac
          Livingston Plaza Proj Rfdg (FSA Insd)
          (b)..................................   5.400      01/01/18       6,554,048
  1,250   New York St Dorm Auth Lease Rev St
          Univ Dorm Facs Ser C (MBIA Insd).....   5.500      07/01/29       1,143,963
  5,190   New York St Dorm Auth Rev Insd NY
          Univ Ser A (AMBAC Insd) (a)..........   5.500      07/01/11       5,141,889
    415   New York St Med Care Fac Fin Agy Rev
          Mental Hlth Svcs Fac Ser A...........   7.750      08/15/11         436,265
  1,000   New York St Urban Dev Corp Sub Lien
          Corp Purp............................   5.500      07/01/22         902,800
  2,500   New York St Urban Dev Corp Rev
          Correctional Cap Fac Ser A...........   5.250      01/01/21       2,184,775
  2,635   New York St Urban Dev Corp Rev Youth
          Fac..................................   5.875      04/01/08       2,699,004
  2,680   Port Auth NY & NJ Consolidated 119Th
          Ser..................................   5.500      09/15/17       2,555,862
                                                                         ------------
                                                                           38,203,818
                                                                         ------------
          NORTH CAROLINA  4.5%
  3,000   North Carolina Eastn Muni Pwr Agy Pwr
          Sys Rev Ser D........................   6.750      01/01/26       2,974,590
 15,000   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev (MBIA Insd) (b).....   6.000      01/01/12      15,712,950
                                                                         ------------
                                                                           18,687,540
                                                                         ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          OHIO  2.9%
$ 5,000   Akron Bath Copley, OH St Twp Hosp
          Dist Rev Summa Hosp Ser A............   5.375%     11/15/18    $  4,199,350
  3,755   Mason, OH Hlthcare Fac MCV Hlthcare
          Fac (FHA Gtd) (Prerefunded @
          02/01/01)............................   7.625      02/01/40       3,994,607
  1,000   Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC
          Insd) (b)............................   6.375      04/01/29       1,006,950
  3,000   Ohio St Tpk Comm Tpk Rev Ser A Rfdg
          (FGIC Insd)..........................   5.500      02/15/24       2,833,530
                                                                         ------------
                                                                           12,034,437
                                                                         ------------
          OKLAHOMA  1.4%
  3,300   McAlester, OK Public Wks Auth Utility
          Sys Rev (FSA Insd)...................   5.750      02/01/20       3,183,741
  3,000   Oklahoma Dev Fin Auth Rev St John
          Hlth Sys Rfdg........................   5.750      02/15/25       2,856,420
                                                                         ------------
                                                                            6,040,161
                                                                         ------------
          PENNSYLVANIA  6.4%
  1,000   Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd)................................   5.000      12/01/28         829,650
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse
          Fltg) (FGIC Insd) (b)................   7.480      01/12/00       2,459,375
  1,200   Harrisburg, PA Cap Apprec Notes Ser F
          Rfdg (AMBAC Insd)....................  *           09/15/14         506,664
  5,000   Pennsylvania St Higher Edl Assist Agy
          Student Ln Rev Ser B (Inverse Fltg)
          (MBIA Insd) (b)......................  10.331      01/08/00       5,793,750
  1,770   Philadelphia, PA Auth Indl Dev Rev
          Edl Comm Foreign Med Grads (MBIA
          Insd)................................   5.000      06/01/18       1,553,600
  1,000   Philadelphia, PA Auth Indl Dev Rev
          Edl Comm Foreign Med Grads (MBIA
          Insd)................................   5.000      06/01/21         855,050
  7,385   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................   4.500      04/01/18       5,964,938
  1,750   Philadelphia, PA Sch Dist Cap Apprec
          Ser A Rfdg (AMBAC Insd)..............  *           07/01/01       1,633,398
  2,000   Ridley Park, PA Hosp Auth Rev Taylor
          Hosp Ser A Rfdg (b)..................   6.000      12/01/13       2,087,940
  4,745   Sayre, PA Hlthcare Fac Auth Rev VHA
          Cap Asset Fin Pgm Ser C (AMBAC Insd)
          (b)..................................   7.700      12/01/15       4,898,121
                                                                         ------------
                                                                           26,582,486
                                                                         ------------

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          RHODE ISLAND  0.2%
$ 1,000   Providence, RI Pub Bldg Auth Genl Rev
          Ser B (FSA Insd) (b).................   7.250%     12/15/10    $  1,046,340
                                                                         ------------
          SOUTH CAROLINA  0.4%
  1,610   South Carolina St Hsg Fin & Dev Auth
          Homeowner Mtg Ser A (b)..............   7.400      07/01/23       1,647,159
                                                                         ------------
          SOUTH DAKOTA  0.3%
  1,375   Deadwood, SD Ctfs Partn (ACA Insd)
          (a)..................................   6.375      11/01/20       1,347,706
                                                                         ------------
          TENNESSEE  1.1%
  4,605   Tennessee Hsg Dev Agy Mtg Fin Ser A
          (b)..................................   7.125      07/01/26       4,728,414
                                                                         ------------
          TEXAS  9.0%
  7,000   Austin, TX Rev Sub Lien Ser A Rfdg
          (MBIA Insd)..........................   4.250      05/15/28       5,081,090
  7,065   Dallas Cnty, TX Util & Reclamation
          Dist Cap Apprec (MBIA Insd)..........  *           02/15/20       1,644,237
  2,790   Dallas Fort Worth, TX Intl Arpt Fac
          Imp Corp Rev.........................   6.000      11/01/14       2,651,839
  1,800   Gulf Coast Wtr Auth TX Wtr Sys
          Contract Rev (FGIC Insd).............   5.000      08/15/17       1,603,026
  4,820   Harris Cnty, TX Toll Rd (Prerefunded
          @ 08/15/09) (AMBAC Insd).............  *           08/15/18       1,543,846
  1,000   Harris Cnty, TX Toll Rd (Prerefunded
          @ 08/15/09) (AMBAC Insd).............  *           08/15/21         260,560
 10,000   Matagorda Cnty, TX Nav Dist No 1
          Houton Ltg Rfdg (AMBAC Insd).........   5.125      11/01/28       8,487,900
  1,900   Port Arthur, TX Navig Dist Rfdg
          (AMBAC Insd).........................   4.875      03/01/19       1,598,166
  4,000   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................  *           08/15/20       1,084,520
  4,395   Rockwall, TX Ind Sch Dist Cap Apprec
          Rfdg (PSF Gtd).......................  *           08/15/21       1,113,869
  3,525   Texas Muni Pwr Agy Rev Cap Apprec
          Rfdg (AMBAC Insd)....................  *           09/01/07       2,349,871
  8,220   Texas St Pub Ppty Fin Corp Rev Mental
          Hlth & Retardation Rfdg (FSA Insd)
          (b)..................................   5.500      09/01/13       8,137,636

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,475   Waxahachie, TX Cmnty Dev Corp Sales
          Tax Rev (MBIA Insd)..................  *           08/01/21    $    374,753
  1,270   Waxahachie, TX Cmnty Dev Corp Sales
          Tax Rev (MBIA Insd)..................  *           08/01/22         301,498
  1,250   West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics (b).........................   8.200%     03/15/21       1,305,450
                                                                         ------------
                                                                           37,538,261
                                                                         ------------
          UTAH  1.7%
  5,210   Salt Lake City, UT Arpt Rev Delta
          Airls Inc Proj (b)...................   7.900      06/01/17       5,322,223
  1,000   Salt Lake Cnty, UT College Rev
          Westminster College Proj.............   5.750      10/01/27         901,100
    870   Utah St Hsg Fin Agy Single Family Mtg
          Ser B Class 2 (b)....................   6.250      07/01/14         888,592
                                                                         ------------
                                                                            7,111,915
                                                                         ------------
          VIRGINIA  3.7%
  1,970   Richmond, VA (FSA Insd) (a)..........   5.250      01/15/09       1,942,873
  4,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/12       3,932,680
  4,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/13       3,895,320
  3,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/16       2,852,370
  3,000   Richmond, VA (FSA Insd) (a)..........   5.500      01/15/17       2,832,840
                                                                         ------------
                                                                           15,456,083
                                                                         ------------
          WEST VIRGINIA  0.6%
  2,480   South Charleston, WV Indl Dev Rev
          Union Carbide Chem & Plastics Ser A
          (b)..................................   8.000      08/01/20       2,558,046
                                                                         ------------
          WISCONSIN  1.2%
  2,835   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....  *           12/15/11       1,458,012
  1,495   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....  *           12/15/12         719,977
  1,565   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....  *           12/15/13         702,763
  1,670   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....  *           12/15/14         697,893

                                               See Notes to Financial Statements

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,000   Southeast WI Professional Baseball Pk
          Dist Lease Ctfs Partn (MBIA Insd)....  *           12/15/16    $    361,610
  1,000   Southeast WI Professional Baseball Pk
          Dist Sales Tax Rev Ser A Rfdg (MBIA
          Insd)................................   5.500%     12/15/26         938,000
                                                                         ------------
                                                                            4,878,255
                                                                         ------------
          PUERTO RICO  0.9%
  1,000   Puerto Rico Indl Tourist Edl Med &
          Environmental Control Fac Financing
          Auth Higher Edl Rev..................   5.375      02/01/19         889,430
  3,000   Puerto Rico Pub Bldgs Auth Gtd Pub Ed
          & Hlth Fac...........................   5.700      07/01/16       2,954,340
                                                                         ------------
                                                                            3,843,770
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  102.3%
  (Cost $435,653,868)................................................     426,891,196
SHORT-TERM INVESTMENTS  0.4%
  (Cost $1,500,000)..................................................       1,500,000
                                                                         ------------
TOTAL INVESTMENTS  102.7%
  (Cost $437,153,868)................................................     428,391,196
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.7%)........................     (11,049,271)
                                                                         ------------
NET ASSETS  100.0%...................................................    $417,341,925
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $437,153,868).......................  $428,391,196
Cash........................................................        90,665
Receivables:
  Investments Sold..........................................     8,705,229
  Interest..................................................     5,563,427
  Variation Margin on Futures...............................         5,469
Other.......................................................        21,112
                                                              ------------
      Total Assets..........................................   442,777,098
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    24,576,495
  Income Distributions -- Common and Preferred Shares.......       352,774
  Investment Advisory Fee...................................       213,681
  Affiliates................................................        19,815
Accrued Expenses............................................       155,376
Trustees' Deferred Compensation and Retirement Plans........       117,032
                                                              ------------
      Total Liabilities.....................................    25,435,173
                                                              ------------
NET ASSETS..................................................  $417,341,925
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................       286,850
Paid in Surplus.............................................   265,829,515
Accumulated Undistributed Net Investment Income.............       941,736
Accumulated Net Realized Loss...............................    (6,123,183)
Net Unrealized Depreciation.................................    (8,592,993)
                                                              ------------
      Net Assets Applicable to Common Shares................   252,341,925
                                                              ------------
NET ASSETS..................................................  $417,341,925
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($252,341,925 divided by
  28,684,985 shares outstanding)............................  $       8.80
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 13,411,077
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,291,398
Preferred Share Maintenance.................................         217,528
Custody.....................................................          16,330
Trustees' Fees and Related Expenses.........................          10,727
Legal.......................................................           9,200
Other.......................................................         153,745
                                                                ------------
    Total Expenses..........................................       1,698,928
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 11,712,149
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ (7,094,601)
  Options...................................................         231,709
  Futures...................................................       3,252,241
                                                                ------------
Net Realized Loss...........................................      (3,610,651)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       9,463,175
                                                                ------------
  End of the Period:
    Investments.............................................      (8,762,672)
    Futures.................................................         169,679
                                                                ------------
                                                                  (8,592,993)
                                                                ------------
Net Unrealized Depreciation During the Period...............     (18,056,168)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(21,666,819)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (9,954,670)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

               For the Six Months Ended December 31, 1999 and the
                      Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended     Year Ended
                                                  December 31, 1999   June 30, 1999
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 11,712,149      $ 24,072,047
Net Realized Gain/Loss...........................     (3,610,651)        3,804,623
Net Unrealized Depreciation During the Period....    (18,056,168)      (23,920,190)
                                                    ------------      ------------
Change in Net Assets from Operations.............     (9,954,670)        3,956,480
                                                    ------------      ------------
Distributions from Net Investment Income:
  Common Shares..................................     (8,834,911)      (18,745,835)
  Preferred Shares...............................     (2,980,455)       (5,498,326)
                                                    ------------      ------------
Total Distributions..............................    (11,815,366)      (24,244,161)
                                                    ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (21,770,036)      (20,287,681)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment..........................            -0-         2,055,345
                                                    ------------      ------------
TOTAL DECREASE IN NET ASSETS.....................    (21,770,036)      (18,232,336)
NET ASSETS:
Beginning of the Period..........................    439,111,961       457,344,297
                                                    ------------      ------------
End of the Period (Including accumulated
  undistributed net investment income of $941,736
  and
  $1,044,953, respectively)......................   $417,341,925      $439,111,961
                                                    ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                               Six Months Ended       ---------------------------------------------
                               December 31, 1999       1999         1998         1997         1996
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a).............  $           9.556      $10.263      $10.014      $ 9.758      $9.760
                               -----------------      -------      -------      -------      ------
Net Investment Income........               .409         .841         .890         .916        .940
Net Realized and Unrealized
  Gain/Loss..................              (.756)       (.700)        .261         .264        .048
                               -----------------      -------      -------      -------      ------
Total from Investment
  Operations.................              (.347)        .141        1.151        1.180        .988
                               -----------------      -------      -------      -------      ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...........               .308         .656         .692         .720        .770
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders...........               .104         .192         .210         .204        .220
  Distributions from and in
    Excess of Net Realized
    Gain Paid to Common
    Shareholders.............                -0-          -0-          -0-          -0-         -0-
                               -----------------      -------      -------      -------      ------
Total Distributions..........               .412         .848         .902         .924        .990
                               -----------------      -------      -------      -------      ------
Net Asset Value, End of the
  Period.....................  $           8.797      $ 9.556      $10.263      $10.014      $9.758
                               =================      =======      =======      =======      ======
Market Price Per Share at End
  of the Period..............  $           7.625      $ 9.625      $10.875      $10.875      $9.875
Total Investment Return at
  Market Price (a)...........            (17.92%)**    (5.68%)       6.85%       18.32%      (4.27%)
Total Return at Net Asset
  Value (b)..................             (4.79%)**     (.67%)       9.62%       10.24%       8.02%
Net Assets at End of the
  Period (In millions).......  $           417.3      $ 439.1      $ 457.3      $ 448.2      $438.7
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares*.............              1.28%        1.24%        1.23%        1.28%       1.31%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to Common
  Shares (c).................              6.60%        6.35%        6.64%        7.18%       7.26%
Portfolio Turnover...........                34%**        98%         103%          53%         29%
 * Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares....................               .79%         .79%         .79%         .80%        .82%

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

** Non-Annualized

--------------------------------------------------------------------------------

Year Ended June 30,
-------------------------------------------
       1995      1994      1993      1992      1991
-----------------------------------------------------
      $ 9.924   $11.133   $10.688   $ 9.805   $ 9.534
      -------   -------   -------   -------   -------
         .964     1.000     1.078     1.095     1.093
        (.065)   (1.214)     .520      .848      .295
      -------   -------   -------   -------   -------
         .899     (.214)    1.598     1.943     1.388
      -------   -------   -------   -------   -------
         .840      .840      .829      .791      .725
         .223      .155      .162      .238      .337
          -0-       -0-      .162      .031      .055
      -------   -------   -------   -------   -------
        1.063      .995     1.153     1.060     1.117
      -------   -------   -------   -------   -------
      $ 9.760   $ 9.924   $11.133   $10.688   $ 9.805
      =======   =======   =======   =======   =======
      $11.125   $11.125   $12.000   $11.375   $10.125
        8.59%    (0.05%)   15.20%    21.65%    18.71%
        7.24%    (3.63%)   13.97%    18.08%    11.61%
      $ 436.1   $ 437.7   $ 467.9   $ 452.7   $ 426.7
        1.33%     1.28%     1.25%     1.35%     1.46%
        7.56%     7.86%     8.41%     8.41%     7.88%
          38%       45%       45%       27%       69%
         .83%      .82%      .80%      .84%      .89%

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $2,492,182 which will expire on June 30, 2004.

    At December 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $437,153,868; the aggregate gross unrealized appreciation is $11,505,180 and the aggregate gross unrealized depreciation is $20,267,852, resulting in net unrealized depreciation on long- and short-term investments of $8,762,672.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended December 31, 1999, the Trust recognized expenses of approximately $4,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended December 31, 1999, the Trust recognized expenses of approximately $52,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At December 31, 1999 and June 30, 1999, respectively, common shares paid in surplus aggregated $265,829,515 and $265,829,515, respectively.

    Transactions in common shares were as follows:

                                          SIX MONTHS ENDED     YEAR ENDED
                                          DECEMBER 31, 1999   JUNE 30, 1999
---------------------------------------------------------------------------
Beginning Shares........................     28,684,985        28,485,339
Shares Issued Through Dividend
  Reinvestment..........................            -0-           199,646
                                             ----------        ----------
Ending Shares...........................     28,684,985        28,684,985
                                             ==========        ==========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $150,657,593 and $165,748,264, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options, each with a par value of $100,000, for the six months ended December 31, 1999, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1999....................      -0-     $     -0-
Options Written and Purchased (Net).............    1,175       372,926
Options Terminated in Closing Transactions
  (Net).........................................     (750)     (330,712)
Options Expired (Net)...........................     (425)      (42,214)
                                                    -----     ---------
Outstanding at December 31, 1999................      -0-     $     -0-
                                                    =====     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended December 31, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at June 30, 1999..............................      420
Futures Opened............................................    1,296
Futures Closed............................................   (1,541)
                                                             ------
Outstanding at December 31, 1999..........................      175
                                                             ======

    The futures contracts outstanding as of December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                                CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
Short Contracts
Municipal Bond Future, Mar 2000--
  (Current Notional Value of $93,438 per
  contract).................................       175        $ 169,679
                                                   ===        =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES
The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate in effect on December 31, 1999, was 4.067%. During the six months ended December 31, 1999, the rates ranged from 3.247% to 4.200%.

                         December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

 * Closed to new investors
** Open to new investors for a limited time

                       VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

THEODORE A. MYERS

RICHARD F. POWERS, III* - Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer, and Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                                YEAR 2000 UPDATE

   As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       36